EXHIBIT 10.15

AMENDMENT NO. 1

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the “Amendment”) is entered into this              day of February, 2004, by and between SABA SOFTWARE, INC., a Delaware corporation (“Borrower”), and SILICON VALLEY BANK, (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of October 31, 2003 (the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrower certain advances of money.

B. Borrower desires that Bank amend the financial covenant in the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS TO LOAN AGREEMENT.

1.1	Section 6.8 (Financial Covenant). Section 6.8 of the Loan Agreement is amended by replacing the text thereof with the following:

6.8	Financial Covenant.

Beginning January 1, 2004, (a) on any date that is a fiscal quarter end, Borrower shall have unrestricted cash and cash equivalents (net of Credit Extensions) of no less than $10,000,000, and (b) on any date that is not a fiscal quarter end, Borrower shall have unrestricted cash and cash equivalents (net of Credit Extensions) of no less than $9,000,000.

1.2	Exhibit D, “Compliance Certificate” of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower; and

(e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

3.1	Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

3.2	Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

4. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

5. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers shall remain in full force and effect.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	SABA SOFTWARE, INC.
a Delaware corporation

By:
Printed Name:
Title:

BANK:	SILICON VALLEY BANK

By:
Printed Name:
Title:

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	FROM:	SABA SOFTWARE, INC.
	3003 Tasman Drive		2400 Bridge Parkway
	Santa Clara, CA 95054		Redwood Shores, CA 94065

The undersigned authorized officer of SABA SOFTWARE, INC. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as further amended, restated, or otherwise modified from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. In addition, the undersigned authorized officer of Borrower certifies that Borrower and each of its Subsidiaries (x) has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under Generally Accepted Accounting Principles (“GAAP”) and (y) does not have any legal actions pending or threatened against Borrower or any Subsidiary which Borrower has not previously notified in writing to Bank. The undersigned authorized officer certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned authorized officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
8-K except with respect to certifications	Within 5 days after filing with SEC	Yes	No
A/R & A/P Agings	Monthly within 20 days	Yes	No
Borrowing Base Certificate	Monthly within 20 days	Yes	No

Financial Covenant	Required	Actual	Complies
Cash and cash equivalents (net of Credit Extensions):
- On the last day of each February, May, August, and November	$10,000,000	$—	Yes	No
- At all times other than those set forth above	$9,000,000	$—	Yes	No

[Continued on following page.]

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
SABA SOFTWARE, INC.	Date:

SIGNATURE	Verified:

TITLE		AUTHORIZED SIGNER

DATE	Date:
	Compliance Status:	Yes No